Exhibit 99.1

Wrap Technologies Secures $4.5M in Private Placement to Accelerate Emerging Counter-Drone Technologies and Dual-Use Go-to-Market Strategy

Key Financing Highlights:

●	Accelerates Counter-UAS Fielding: Proceeds are expected to advance Wrap’s recently announced Wrap-Merlin and Wrap-PANDA programs, which repurpose existing BolaWrap® 150 inventory into new counter-drone capabilities, enabling rapid progression from development to field application.
●	Dual-Use Pathway: Supports both Wrap’s continued law enforcement go-to-market strategy and near-term commercial wins in federal sales, where counter-UAS demand is accelerating. Wrap believes this “dual use” model positions Wrap to leverage its existing technology base while building a scalable federal government business through primes and strategic Department of Defense (DoD) and Department of Homeland Security (DHS) offices.
●	Expands Market Execution: In parallel, the financing is expected to strengthen Wrap’s law enforcement growth initiatives, including subscription-based solutions (WrapReady and WrapPlus) and its ecosystem of public safety technologies (BolaWrap 150, WrapVision, and WrapReality).
●	WrapVision Expansion: Funds are also expected to advance WrapVision’s offering of North American–made body cameras through third-party partnerships, while building out cost-saving technologies in data processing, migration, and storage—addressing major cost pain points for law enforcement agencies and opening access to adjacent markets such as healthcare where current solutions remain economically prohibitive.

MIAMI, Florida, August 18, 2025 (GLOBE NEWSWIRE) — Wrap Technologies, Inc. (NASDAQ: WRAP) (“Wrap” or, the “Company”), a recognized innovator in public safety technology, today announced that it has executed a securities purchase agreement with certain accredited and institutional investors in a private placement for the purchase and sale of (i) an aggregate of 4,500 shares of the Company’s Series B Preferred Stock, with a stated value of $1,000 per share, convertible into an aggregate of 3,000,000 shares of common stock of the Company at an initial conversion price of $1.50 per share, and (ii) accompanying warrants to purchase up to 3,000,000 shares of common stock, for aggregate gross proceeds of $4.5 million. The conversion of the preferred stock and the exercise of the accompanying warrants are subject to stockholder approval.

The warrants will have an initial exercise price of $1.50 per share, subject to adjustment, and will expire five years from the date of stockholder approval.

The closing of the private placement is subject to customary closing conditions and is expected to occur on or around August 19, 2025. The Company intends to use the net proceeds of the offering for working capital and general corporate purposes.

The securities in the private placement offering were offered and sold in transactions exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the exemption for transactions by an issuer not involving any public offering under Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D of the Securities Act and in reliance on similar exemptions under applicable state laws. Pursuant to a registration rights agreement between the Company and the investors, the Company has agreed to file a resale registration statement covering the securities described above.

This press release is not an offer to sell, or a solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About Wrap Technologies, Inc.

Wrap Technologies, Inc. (Nasdaq: WRAP) is a global leader in innovative public safety technologies and non-lethal tools, delivering cutting-edge technology with exceptional people to address the complex, modern day challenges facing public safety organizations.

Wrap’s BolaWrap® 150 solution leads the world in pre-escalation and beyond, providing law enforcement with a safer choice for nearly every phase of a critical incident.

This innovative, patented device deploys a multi-sensory, cognitive disruption that leverages sight, sound and sensation to expand the pre-escalation period and give officers the advantage and critical time to manage non-compliant subjects before resorting to higher-force options. The BolaWrap 150 is a non-pain-based compliance tool. It does not shoot, strike, shock, or incapacitate—instead, it helps officers strategically operate pre-escalation on the force continuum, reducing the risk of injury to both officers and subjects. Used by over 1,000 agencies across the U.S. and in 60 countries, BolaWrap® is backed by training certified by the International Association of Directors of Law Enforcement Standards and Training (IADLEST), reinforcing Wrap’s commitment to public safety through cutting-edge technology and expert training.

Wrap Reality™ VR is a fully immersive training simulator to enhance decision-making under pressure.

As a comprehensive public safety training platform, it provides first responders with realistic, interactive scenarios that reflect the evolving challenges of modern law enforcement. By offering a growing library of real-world situations, Wrap Reality™ equips officers with the skills and confidence to navigate high stakes encounters effectively, leading to safer outcomes for both responders and the communities they serve.

WrapVision is an all-new body-worn camera and evidence management system built for efficiency.

Designed for efficiency, security, and transparency to meet the rigorous demands of modern law enforcement, WrapVision captures, stores, and helps manage digital evidence with operational security, regulatory compliance and superior video picture quality and field of view.

The WrapVision camera, powered by IONODES boasts cloud integration and adheres to Trade Agreements Act (TAA) compliance requirements and GSA schedule contracts requirements. Crucially, unlike many competitor devices manufactured overseas in foreign, non-compliant, and possibly hostile regions, WrapVision is built right here in North America today, with a critical made-in-America roadmap by the end of 2025. This track helps ensure unparalleled data integrity and helps eliminate critical concerns over unauthorized access or foreign surveillance risks.

Trademark Information

Wrap, the Wrap logo, BolaWrap®, Wrap Reality™ and Wrap Training Academy are trademarks of Wrap Technologies, Inc., some of which are registered in the U.S. and abroad. All other trade names used herein are either trademarks or registered trademarks of the respective holders.

Cautionary Note on Forward-Looking Statements – Safe Harbor Statement

This release contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Words such as “expect,” “anticipate,” “should”, “believe”, “target”, “project”, “goals”, “estimate”, “potential”, “predict”, “may”, “will”, “could”, “intend”, and variations of these terms or the negative of these terms and similar expressions are intended to identify these forward-looking statements. Such forward-looking statements include, but are not limited to, statements regarding the private placement, the satisfaction of customary closing conditions related to the private placement and the anticipated use of proceeds therefrom. Moreover, forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond the Company’s control. The Company’s actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to: market and other conditions; the Company’s ability to maintain compliance with the Nasdaq Capital Market’s listing standards; the Company’s ability to successfully implement training programs for the use of its products; the Company’s ability to manufacture and produce products for its customers; the Company’s ability to develop sales for its products; the market acceptance of existing and future products; the availability of funding to continue to finance operations; the complexity, expense and time associated with sales to law enforcement and government entities; the lengthy evaluation and sales cycle for the Company’s product solutions; product defects; litigation risks from alleged product-related injuries; risks of government regulations; the business impact of health crises or outbreaks of disease, such as epidemics or pandemics; the impact resulting from geopolitical conflicts and any resulting sanctions; the ability to obtain export licenses for counties outside of the United States; the ability to obtain patents and defend intellectual property against competitors; the impact of competitive products and solutions; and the Company’s ability to maintain and enhance its brand, as well as other risk factors mentioned in the Company’s most recent annual report on Form 10-K, subsequent quarterly reports on Form 10-Q, and other Securities and Exchange Commission filings. These forward-looking statements are made as of the date of this release and were based on current expectations, estimates, forecasts, and projections as well as the beliefs and assumptions of management. Except as required by law, the Company undertakes no duty or obligation to update any forward-looking statements contained in this release as a result of new information, future events or changes in its expectations.

Investor Relations Contact:

(800) 583-2652

ir@wrap.com